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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in this Registration Statement of Community First, Inc. on Form S-8, of our report dated March 24, 2005 appearing in the Annual Report on Form 10-KSB of Community First, Inc. for the year ended December 31, 2004.



                                                /s/ Crowe Chizek and Company LLC


Brentwood, Tennessee
November 30, 2005